Filed pursuant to Rule 497(a)

File No. 333-228959

Rule 482ad

YieldStreet launches YieldStreet Prism Fund

Expands investors’ potential sources of income in today’s low-rate world

The Fund, offering shares up to $1 billion, provides investors with a unique combination of illiquid strategies and world-class active bond capabilities

NEW YORK, XX, 2020 -- YieldStreet, the digital wealth management platform, today announced the launch of the YieldStreet Prism Fund (the “Fund”), a closed-end fund sub-advised by BlackRock, the world’s largest asset manager.

The Fund spans a broad investment universe, offering investors access to a combination of liquid and illiquid assets. The liquid multi-asset sleeve will be managed by BlackRock with YieldStreet running the private assets. The Fund has exposure to a range of sectors, including real estate, shipping and marine finance, legal finance, art finance, and commercial loans, aiming to deliver consistent total return through complementary asset classes.

“YieldStreet is at the forefront of creating unique investment opportunities, providing investors with the potential for a consistent source of return in today’s low yield environment.” said Michael Weisz, Founder and President of YieldStreet.  “We are thrilled to be teaming up with BlackRock in providing investors a diversified income product.”

“We are excited to partner with YieldStreet on the launch of the YieldStreet Prism Fund. By combining BlackRock’s expertise in fixed income investing with YieldStreet’s technology know-how, this Fund provides investors with attractive opportunities beyond their usual sources of income,” said Robert Stanley, Global Head of Fixed Income Product Strategy at BlackRock.

“YieldStreet is committed to creating income-generating investment opportunities, helping investors diversify their portfolios and fuel their ambitions,” said Milind Mehere, Founder and CEO of YieldStreet. “This partnership with BlackRock, along with our recent Citi announcement, are just the beginning of the exciting things that we have planned for 2020.”

Find out more about the YieldStreet Prism Fund HERE

Since inception, YieldStreet has funded more than $1.3B of investments on its platform. This news also comes on the heels of a recent partnership announcement between YieldStreet and Citi to offer Citi assets to YieldStreet investors over the next two years. YieldStreet also completed 2 acquisitions in 2019, Athena Art Finance from The Carlyle Group and digital IRA platform WealthFlex.

About YieldStreet

YieldStreet is striving to become the world’s largest digital wealth management platform to change the way wealth is created. YieldStreet is accomplishing this by transforming the investing landscape, opening up access to investments for individual investors across a range of asset classes such as Real Estate, Marine Finance, Art Finance, Legal Finance and Commercial loans. Headquartered in New York City with offices in Brazil, Argentina and Greece, the company is backed with $178M in equity and debt funding from firms including Edison Partners, Greycroft and Raine Ventures. Join the movement at www.yieldstreet.com.

About BlackRock

BlackRock helps investors build better financial futures. As a fiduciary to investors and a leading provider of financial technology, our clients turn to us for the solutions they need when planning for their most important goals. As of January, 2020, the firm managed approximately $7.43 trillion in assets on behalf of investors worldwide. For additional information on BlackRock, please visit www.blackrock.com | Twitter: @blackrock | Blog: www.blackrockblog.com | LinkedIn: www.linkedin.com/company/blackrock

Contacts

Media

For YieldStreet

Jessica Schaefer | jessica@bevelpr.com |

Investment Inquiries

YieldStreet - investments@yieldstreet.com

For the avoidance of doubt, the YieldStreet Prism Fund is a non-diversified closed-end fund for purposes of the Investment Company Act of 1940, as amended (“40 Act”), and is therefore not a 40 Act “diversified” product.

Investors should carefully consider the investment objectives, risks, charges and expenses of the YieldStreet Prism Fund before investing. The prospectus for the YieldStreet Prism Fund contains this and other information about the Fund and can be obtained by emailing investments@yieldstreetprismfund.com or by referring to www.yieldstreetprismfund.com. The prospectus should be read carefully before investing in the Fund.

Investments in the Fund are not bank deposits (and thus not insured by the FDIC or by any other federal governmental agency) and are not guaranteed by YieldStreet or any other party.

The Fund is not offered for sale in Nebraska, North Dakota and Texas at this time.